UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39447	98-1546280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza Suite 900

Chicago, IL 60654

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 621-8070

Dragoneer Growth Opportunities Corp.

One Letterman Drive

Building D, Suite M500

San Francisco, CA 94129

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The New York Stock Exchange
Warrants to purchase one share of common stock at an exercise price of $11.50	CCCS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 30, 2021 (the “Closing Date”), Dragoneer Growth Opportunities Corp., a Cayman Islands exempted company and our predecessor company (“Dragoneer”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of February 2, 2021 (as amended on April 22, 2021 by Amendment No. 1 to the Business Combination Agreement and on July 6, 2021 by Amendment No. 2 to the Business Combination Agreement, the “Business Combination Agreement”), by and among Dragoneer, Chariot Opportunity Merger Sub, Inc., a Delaware corporation (“Chariot Merger Sub”), and Cypress Holdings, Inc., a Delaware corporation (“CCC”), and the other transactions contemplated by the Business Combination Agreement (together with the Business Combination, the “Transactions”).

Pursuant to the Business Combination Agreement, on the Closing Date, (i) Dragoneer changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), upon which Dragoneer changed its name to “CCC Intelligent Solutions Holdings, Inc.” (“New CCC” or the “Company”) and (ii) Chariot Merger Sub merged with and into CCC (the “Merger”), with CCC as the surviving company in the Merger and, after giving effect to such Merger, CCC becoming a wholly-owned subsidiary of New CCC.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), each share and equity award of CCC outstanding as of immediately prior to the Effective Time was exchanged for shares of common stock of New CCC, par value $0.0001 per share (“Common Stock”), or comparable vested equity awards that are settled or are exercisable for shares of Common Stock, as applicable, based on an implied CCC vested equity value of $5,740,750,000, subject to adjustments set forth in the Business Combination Agreement.

Unless the context otherwise requires, “we,” “us,” and “our” refer to the Company, a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement, including the Domestication, the Merger, the transactions contemplated by subscription agreements entered into by Dragoneer and certain investors (the “PIPE Investors”) pursuant to which the PIPE Investors collectively committed to subscribe for an aggregate of 15,000,000 shares of Common Stock for an aggregate purchase price of $150,000,000 (the “PIPE Financing”) and the transactions contemplated by the forward purchase agreements entered into by Dragoneer and certain investors (the “FPA Investors”) pursuant to which the FPA Investors collectively committed to purchase an aggregate of 17,500,000 units, each consisting one Class A ordinary share and one-fifth of one warrant to purchase one Class A ordinary share for $11.50 per share, for a purchase price of $10.00 per unit for an aggregate purchase price of $175,000,000 (the “FPA Financing”).

A description of the Business Combination and the terms of the Business Combination Agreement are included in the definitive proxy statement/prospectus (File No. 333-254845) (the “Proxy Statement/Prospectus”) filed by Dragoneer with the Securities and Exchange Commission (the “SEC”) on July 6, 2021 in the section titled “Business Combination Proposal.”

Item 1.01.	Entry into a Material Definitive Agreement.

Shareholder Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Sarah J. Friar, Douglas Merritt, David D. Ossip, Gokul Rajaram, Jay Simons (the “Initial Shareholders”), Cypress Investor Holdings, L.P. GPE VIII CCC Co-Investment (Delaware) Limited Partnership and Advent International GPE VIII-C Limited Partnership (collectively, the “Advent Investor”), OH Cypress Aggregator, L.P. (the “OH Investor”), TCV IX, L.P., TCV IX (A), L.P., TCV IX (B), L.P., TCV Member Fund, L.P. (collectively, the “TCV Investor”), Dragoneer Growth Opportunities Holdings, a Cayman Islands limited liability Company (the “Sponsor”) (the Advent Investor, the OH Investor, the TCV Investor and the Sponsor, collectively, the “Sponsor Holders”), Dragoneer and certain other persons entered into an amended and restated registration and shareholder rights agreement (the “Shareholder Rights Agreement”), which became effective at the Closing, pursuant to which, among other things, (i) the shareholders party thereto have agreed not to effect any sale or distribution of any equity securities of New CCC held by any of them during the lock-up period described therein,

(ii) the shareholders party thereto have been granted certain customary registration rights with respect to their respective shares of Common Stock, and (iii) the Sponsor Holders have been granted certain rights to nominate directors for election to the Board and, in the case of the Advent Investor, certain additional rights with respect to such representation, in each case, on the terms and subject to the conditions therein.

In particular, the Shareholder Rights Agreement provides for the following registration rights:

•

Demand registration rights. New CCC will be required, upon the written request of the Advent Investor or the Sponsor at any time after the Closing Date, or upon the written request of the OH Investor or the TCV Investor at any time after the date that is twelve (12) months after the Closing Date, to file a registration statement and use reasonable best efforts to effect the registration of all or part of such Sponsor Holder’s registrable securities. New CCC is not obligated to effect any demand registration if a demand registration or piggyback registration was declared effective or an underwritten shelf takedown was consummated within the preceding 90-day period.

•

Shelf registration rights. New CCC will be required, upon the written request of the Advent Investor or the Sponsor at any time after the Closing Date, or upon the written request of the OH Investor or the TCV Investor at any time after the date that is twelve (12) months after the Closing Date, to file a shelf registration statement pursuant to Rule 415 of the Securities Act of 1933 (the “Securities Act”) and use reasonable best efforts to effect the registration of all or a portion of their registrable securities, provided that the Advent Investor shall be deemed to have given such a request as of the Closing Date with respect to all of their registrable securities (and all registrable securities held immediately after the Closing by the shareholders party to the Shareholder Rights Agreement, respectively, will be included on a shelf registration statement filed in connection with such request) and New CCC may satisfy such request by including such registrable securities on the registration statement to be filed in respect of the PIPE Financing. At any time New CCC has an effective shelf registration statement with respect to a Sponsor Holder’s registrable securities, each of the Advent Investor and Sponsor, and, after the date that is twelve (12) months following the Closing Date, each of the OH Investor and the TCV Investor, may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, provided that New CCC is not obliged to effect any underwritten shelf takedown if a demand registration or piggyback registration was declared effective or an underwritten shelf takedown was consummated within the preceding 90-day period.

•

Piggyback registration rights. At any time after the Closing Date, if New CCC proposes to file a registration statement to register any of its equity securities under the Securities Act or to conduct a public offering, either for its own account or for the account of any other person, subject to certain exceptions, the Sponsor Holders are entitled to include their registrable securities in such registration statement.

•

Expenses and indemnification. All fees, costs and expenses of underwritten registrations will be borne by New CCC and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Shareholder Rights Agreement contains customary cross-indemnification provisions, under which New CCC is obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to New CCC, and holders of registrable securities are obligated to indemnify New CCC for material misstatements or omissions attributable to them.

•

Registrable securities. Securities of New CCC shall cease to be registrable securities when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, such securities shall have been transferred pursuant to Rule 144 of the Securities Act or such securities shall have ceased to be outstanding.

•

Lock-up. Notwithstanding the foregoing, each shareholder party to the Shareholder Rights Agreement is prohibited from transferring any securities of New CCC until the earlier of (i) the date that is 180 days following the Closing Date and (ii) the first date on which the daily closing price of Common Stock has been greater than or equal to $12.00 per share (subject to customary adjustments) for any 20 trading days within a 30-trading-day period commencing at least 120 days after the Closing Date, in each case, subject to certain customary exceptions, and each Sponsor Holder that holds at least 1% of the outstanding shares of Common Stock, New CCC and New CCC’s directors and officers shall, if requested, deliver a customary lock-up agreement in connection with any underwritten public offering, subject to certain customary exceptions.

Moreover, under the Shareholder Rights Agreement, each of the Sponsor Holders is entitled to certain rights to nominate directors for election to the Board. For so long as the Advent Investor holds equity securities of New CCC constituting at least 50% of the number of such securities it held immediately after the Closing, it will be entitled to nominate six (6) directors (at least three (3) of whom must be independent under NYSE rules), with such right decreasing to four (4) directors (at least two (2) of whom must be independent under NYSE rules) at such time as the Advent Investor holds at least 25% but less than 50% of the number of such securities it held immediately after the Closing, and decreasing to two directors (at least one of whom must be independent under NYSE rules) at such time as the Advent Investor holds at least 10% but less than 25% of the number of such securities it held at the Closing, and then terminating at such time as the Advent Investor holds less than 10% of the number of such securities it held immediately after the Closing. Each of the OH Investor and the TCV Investor will be entitled to nominate one (1) director for so long as such Sponsor Holder holds a number of equity securities of New CCC constituting at least 60% of the number of such securities it held immediately after the Closing, with such right terminating at such time as such Sponsor Holder holds less than 60% of the number of such securities it held immediately after the Closing. The Sponsor will be entitled to nominate, at its election, either one (1) director or one (1) non-voting board observer until the first annual meeting of New CCC stockholders following the Closing Date. Additionally, for so long as at least one (1) director nominated by the Advent Investor is serving on the Board, the Advent Investor will have the right to have at least one (1) such director serve on each committee of the Board. The Shareholder Rights Agreement also contains customary indemnification, insurance and expense reimbursement obligations of New CCC.

Finally, pursuant to the Shareholder Rights Agreement, to the fullest extent permitted by law, the doctrine of corporate opportunity and any analogous doctrine will not apply to (i) any Sponsor Holder, (ii) any director or officer of New CCC who is not a full-time employee of New CCC or any of its subsidiaries or (iii) any affiliate, partner, advisory board member, director, officer, manager, member or shareholder of any Sponsor Holder who is not a full-time employee of New CCC or any of its subsidiaries, and New CCC will renounce any interest or expectancy in, or being offered an opportunity to participate in, business opportunities that are from time to time presented to any such person described in (i), (ii) or (iii).

The foregoing description of the Shareholder Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of Shareholder Rights Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 29, 2021, Dragoneer held an extraordinary general meeting (the “Extraordinary General Meeting”) at which the Dragoneer shareholders considered and adopted, among other matters, the Business Combination Agreement. On July 30, 2021, the parties to the Business Combination Agreement consummated the Transactions.

Prior to the Extraordinary General Meeting, holders of 21,009,998 shares of Dragoneer’s Class A ordinary shares exercised their right to redeem such shares for cash at a price of approximately $10.00 per share for aggregate payments of $210,108,964. Immediately prior to the Closing, Dragoneer issued 17,500,000 forward purchase units. At the Closing, (i) an aggregate of 82,740,002 shares of Class A and Class B ordinary shares of Dragoneer were exchanged for an equivalent number of shares of Common Stock pursuant to the Domestication, (ii) an aggregate of 505,430,378 shares of Common Stock were issued in exchange for the shares of CCC outstanding as of immediately prior to the Effective Time and (iii) an aggregate of 15,000,000 shares of Common Stock were issued to the PIPE Investors in the PIPE Financing. Moreover, at the Closing, each equity award of CCC outstanding as of immediately prior to the Effective Time was exchanged for comparable equity awards of New CCC, and each warrant to purchase Class A or Class B ordinary shares of Dragoneer were exchanged for a warrant to purchase Common Stock. Immediately after giving effect to the Transactions, there were 594,545,380 shares of Common Stock outstanding, 35,100,000 warrants to acquire shares of Common Stock outstanding and 57,871,408 shares of Common Stock subject to outstanding equity awards under the Incentive Equity Plan (as defined below). After the Closing Date, Dragoneer’s Class A ordinary shares, warrants and units ceased trading on the New York Stock Exchange (the “NYSE”) and New CCC’s Common Stock and warrants began trading on the NYSE.

The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement/Prospectus in the section titled “Business Combination Proposal—The Business Combination Agreement”, which is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Business Combination. The information included in this Current Report on Form 8-K include statements relating to our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Business Combination, future financial performance and business strategies and expectations for its business. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus include, for example, statements about:

•	the ability to maintain the listing of the Common Stock and the warrants on the NYSE, and the potential liquidity and trading of such securities;

•	the risk that the Business Combination disrupts our current plans and operations;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	our ability to raise financing in the future;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business;

•	our estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	our financial performance;

•	our ability to expand or maintain our existing customer base;

•	the effect of global economic conditions or political transitions on our customers and their ability to continue to purchase our products; and

•	the effect of COVID-19 on the foregoing.

The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Business and Properties

The business and properties of Dragoneer and CCC prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information about Dragoneer” and “Information about CCC”, which are incorporated herein by reference.

Risk Factors

The risk factors related to CCC’s business and operations are described in the Proxy Statement/Prospectus in the section titled “Risk Factors”, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01(a) of this Current Report on Form 8-K with respect to CCC, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

Reference is made to the disclosure set forth in Item 9.01(b) of this Current Report on Form 8-K, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of CCC prior to the Business Combination are described in the Proxy Statement/Prospectus in the section titled “CCC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, which is incorporated herein by reference.

Directors and Executive Officers

New CCC’s directors and executive officers are described in the section titled “Management of New CCC Following the Business Combination” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock immediately following consummation of the Transactions by:

•	each person known by New CCC to be the beneficial owner of more than 5% of New CCC’s outstanding Common Stock immediately following the consummation of the Transactions;

•	each of New CCC’s named executive officers and directors; and

•	all of New CCC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security.

Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options, within 60 days. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Closing Date or subject to restricted stock units that vest within 60 days are considered outstanding and beneficially owned by the person holding such warrants, options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership of New CCC is calculated based on 594,545,380 shares of Common Stock outstanding immediately after giving effect to the Transactions.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Githesh Ramamurthy	33,514,136	5.5%
Brian Herb	1,004,623	*
Barrett Callaghan	2,758,459	*
Steve G. Puccinelli	—	—
William Ingram	110,678	*
David Yuan	—	—
Eileen Schloss	85,137	*
Teri Williams	—	—
Christopher Egan	—	—
Eric Wei	—	—
Lauren Young	—	—

Name and Address of Beneficial Owners	Number of Shares	%
All directors and named executive officers (15 persons)	37,473,033	6.1%
Five Percent Holders:
Advent Investor(2)	372,634,844	62.7%
OH Cypress Aggregator, L.P.(3)	53,082,833	8.9%
TCV Investor(4)	53,082,832	8.9%
Dragoneer Funding LLC(5)	50,460,716	8.5%

*	Less than 1%
(1)

Unless otherwise noted, the business address of each of the directors and officers prior to the Business Combination is One Letterman Drive, Building D Suite M500, San Francisco, CA 94129 and the business address of each of the directors and officers after the Business Combination is 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654.

(2)

Cypress Investor Holdings, L.P., Advent International GPE VIII-C Limited Partnership (“Advent International VIII-C”) and GPE VIII CCC Co-Investment (Delaware) Limited Partnership (“GPE VIII CCC Co-Investment”) are the record holders of 273,339,593 shares, 8,645,086 shares and 90,650,165 shares of the Common Stock, respectively. Cypress Investor Holdings, L.P. is beneficially owned by Advent International GPE VIII Limited Partnership (“Advent International VIII”), Advent International GPE VIII-A Limited Partnership (“Advent International VIII-A”), Advent International GPE VIII-B-1 Limited Partnership (“Advent International VIII-B-1”), Advent International GPE VIII-B-2 Limited Partnership (“Advent International VIII-B-2”), Advent International GPE VIII-B-3 Limited Partnership (“Advent International VIII-B-3”), Advent International GPE VIII-B Limited Partnership (“Advent International VIII-B”), Advent International GPE VIII-D Limited Partnership (“Advent International VIII-D”), Advent International GPE VIII-E Limited Partnership (“Advent International VIII-E”), Advent International GPE VIII-F Limited Partnership (“Advent International VIII-F”), Advent International GPE VIII-G Limited Partnership (“Advent International VIII-G”), Advent International GPE VIII-H Limited Partnership (“Advent International VIII-H”), Advent International GPE VIII-I Limited Partnership (“Advent International VIII-I”), Advent International GPE VIII-J Limited Partnership (“Advent International VIII-J”), Advent International GPE VIII-K Limited Partnership (“Advent International VIII-K”), Advent International GPE VIII-L Limited Partnership (“Advent International VIII-L”), Advent Partners GPE VIII Limited Partnership (“Advent Partners VIII”), Advent Partners GPE VIII-A Limited Partnership (“Advent Partners VIII-A”), Advent Partners GPE VIII Cayman Limited Partnership (“Advent Partners VIII Cayman”), Advent Partners GPE VIII-A Cayman Limited Partnership (“Advent Partners VIII-A Cayman”) and Advent Partners GPE VIII-B Cayman Limited Partnership (“Advent Partners VIII-B Cayman”). GPE VIII GP S.à r.l. is the general partner of Advent International VIII, Advent International VIII-B-1, Advent International VIII-B-2, Advent International VIII-B-3, Advent International VIII-B, Advent International VIII-C, Advent International VIII-D, Advent International VIII-F, Advent International VIII-H, Advent International VIII-I and Advent International VIII-J. GPE VIII GP Limited Partnership is the general partner of Advent International VIII-A, Advent International VIII-E, Advent International VIII-G, Advent International VIII-K, Advent International VIII-L and GPE VIII CCC Co-Investment. AP GPE VIII GP Limited Partnership is the general partner of Advent Partners VIII, Advent Partners VIII-A, Advent Partners VIII Cayman, Advent Partners VIII-A Cayman and Advent Partners VIII-B Cayman. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.à r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent International Corporation is the manager of Advent International GPE VIII, LLC. Voting and investment decisions by Advent International Corporation are made by a number of individuals currently comprised of John L. Maldonado, David M. McKenna and David M. Mussafer. Each entity and individual named in this footnote above disclaims beneficial ownership of such securities except to the extent of their pecuniary interest therein. The address of each of the entities and individuals named in this footnote is c/o Advent International Corporation, Prudential Tower, 800 Boylston St., Suite 3300, Boston, MA 02199

(3)

OH Cypress Aggregator, L.P. is beneficially owned by Oak Hill Capital Partners IV (Onshore), L.P., Oak Hill Capital Partners IV (Onshore Tax Exempt), L.P., Oak Hill Capital Partners IV (Offshore), L.P., Oak Hill Capital Partners IV (Offshore 892), L.P., Oak Hill Capital Partners IV (Management), L.P. (together, including OH Cypress Aggregator, the “Oak Hill Fund IV Entities”) and certain of their co-investors. The general partner of each of the Oak Hill Fund IV Entities is OHCP GenPar IV, L.P. (the “Oak Hill GP”). The general partner of Oak Hill GP is OHCP MGP IV, Ltd. (the “Oak Hill UGP”). The three managing partners of Oak Hill, Tyler Wolfram, Brian Cherry and Steven Puccinelli, serve as the directors of the Oak Hill UGP and may be deemed to exercise voting and investment control over the shares held by the Oak Hill Fund IV Entities. The address for these entities is 65 East 55th Street, 32nd Floor, New York, NY 10022.

(4)

The general partner of TCV Member Fund, L.P. (the “Member Fund”) is Technology Crossover Management IX, Ltd. (“Management IX”), and the general partner of each of TCV IX, L.P., TCV IX (A), L.P., and TCV IX (B), L.P. (together with the Member Fund, the “TCV IX Funds”) is Technology Crossover Management IX, L.P. (“TCM IX”). The general partner of TCM IX is Management IX. Management IX and TCM IX may be deemed to beneficially own the securities held by the TCV IX Funds directly or indirectly controlled by them, but each disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Jay C. Hoag, Jon Q. Reynolds Jr., Timothy P. McAdam and Christopher P. Marshall are the Class A Directors of Management IX, and each disclaims beneficial ownership of the securities held by the TCV IX Funds except to the extent of his pecuniary interest therein. The address of the entities named in this footnote is 250 Middlefield Road, Menlo Park, CA 94025.

(5)

Consists of (i) 18,800,000 warrants to purchase Common Stock, (ii) 16,660,716 shares of Common Stock acquired from a transfer by the Sponsor and (iii) 15,000,000 shares of Common stock acquired from transfers from Dragoneer Global Fund II, L.P. and Dragoneer Opportunities Fund V, L.P.

Independence of our Board of Directors

Information with respect to the independence of New CCC’s directors is set forth in the section titled “Management of New CCC Following the Business Combination—Director Independence” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board is set forth in the section titled “Management of New CCC Following the Business Combination—Committees of the Board of Directors” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive and Director Compensation

A description of the compensation of the executive officers of Dragoneer and named executive officers of CCC before the consummation of the Transactions is set forth in the sections titled “Information About Dragoneer—Executive Compensation and Director Compensation and Other Interests” and “CCC’s Executive and Director Compensation”, respectively, of the Proxy Statement/ Prospectus, which is incorporated herein by reference.

At the Extraordinary General Meeting, the Dragoneer stockholders approved the Incentive Equity Plan (as defined below). The summary of the Incentive Equity Plan is set forth in the section titled “Incentive Equity Plan Proposal” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the section titled “Certain Relationships and Related Person Transactions” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section titled “Information about CCC—Legal Proceedings” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters

The common stock, par value $0.0001 per share, of New CCC and warrants to purchase Common Stock began trading on the NYSE under the symbol “CCCS” and “CCCS WS”, respectively, on August 2, 2021. As of immediately after the Closing Date, there were approximately 164 registered holders of Common Stock.

New CCC has not paid any cash dividends on shares of its Common Stock. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, New CCC’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale of certain unregistered securities, which is incorporated herein by reference.

Description of Company’s Securities

The description of New CCC’s securities is contained in the section titled “Description of New CCC Securities” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Description of the Warrants

A description of the Company’s warrants is included in the section titled “Description of New CCC Securities—Warrants” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Officers and Directors

Information about indemnification of New CCC’s directors and officers is set forth in the section titled “Description of New CCC Securities—Limitations on Liability and Indemnification of Officers and Directors” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the execution of the Business Combination Agreement, Dragoneer entered into subscription agreements (the “Subscription Agreements”) with the PIPE Investors, pursuant to which, at the Closing, the PIPE Investors purchased an aggregate of 15,000,000 shares of Common Stock at a price of $10.00 per share for aggregate gross proceeds of $150,000,000. The shares of Common Stock issued pursuant to the Subscription Agreements (the “PIPE Financing Shares”) have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. Pursuant to the Subscription Agreements, Dragoneer granted the PIPE Investors certain registration rights in connection with the PIPE Financing. The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Concurrently with the execution of the Business Combination Agreement, Dragoneer entered into forward purchase agreements (the “Forward Purchase Agreements” with the FPA Investors pursuant to which, at the Closing, the FPA Investors were issued an aggregate of 17,500,000 units, each consisting one Class A ordinary share and one-fifth of one warrant to purchase one Class A ordinary share for $11.50 per share, for a purchase price of $10.00 per unit for an aggregate purchase price of $175,000,000. The units issued pursuant to the FPA Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. Pursuant to the Forward Purchase Agreements, Dragoneer granted the FPA Investors certain registration rights in connection with the FPA Financing. The foregoing description of the Forward Purchase Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the forms of which are attached hereto as Exhibits 10.8 and 10.9 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Transactions, Dragoneer changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware, upon which Dragoneer changed its name to “CCC Intelligent Solutions Holdings Inc.” and adopted a certificate of incorporation and bylaws. Reference is made to the disclosure described in the sections titled “Domestication Proposal,” “Advisory Governing Documents Proposals,” “Comparison of Corporate Governance and Shareholder Rights” and “Description of New CCC Securities” in the Proxy Statement/Prospectus, which is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of New CCC’s certificate of incorporation and bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New CCC is the successor issuer to Dragoneer and has succeeded to the attributes of Dragoneer as the registrant. In addition, the shares of Common Stock of New CCC, as the successor to Dragoneer, are deemed to be registered under Section 12(b)

of the Exchange Act. Holders of uncertificated shares of Dragoneer’s Class A ordinary shares prior to the Closing have continued as holders of shares of uncertificated shares of New CCC’s Common Stock. After consummation of the Transactions, the Common Stock and warrants to purchase Common Stock were listed on the New York Stock Exchange under the symbols “CCCS” and “CCCS WS,” respectively, and the CUSIP numbers relating to the Common Stock and warrants were changed to 12510Q 100 and 12510Q 118, respectively. Holders of Dragoneer’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that New CCC is the successor to Dragoneer.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the sections titled “Business Combination Proposal” of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Upon the consummation of the Transactions, and in accordance with the terms of the Business Combination Agreement, each director and executive officer of Dragoneer ceased serving in such capacities and nine new directors were appointed to the Board. The Board was divided into three classes of directors and each director was assigned to one of the three classes. At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the year 2022 for Class I directors, 2023 for Class II directors and 2024 for Class III directors. Mr. Egan, Ms. Williams and Mr. Puccinelli were appointed as Class I directors, Mr. Ingram, Ms. Young and Mr. Yuan were appointed as Class II directors, and Ms. Schloss, Mr. Wei and Mr. Ramamurthy were appointed as Class III directors.

Furthermore, following the consummation of the Transactions, the Board established three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The members of our audit committee are Mr. Ingram, Ms. Williams and Mr. Puccinelli, and Mr. Ingram serves as the chairperson of the audit committee. The members of the compensation committee are Ms. Schloss, Mr. Wei and Mr. Yuan, and Ms. Schloss is the chairperson of the compensation committee. The members of the nominating and corporate governance committee are Mr. Ramamurthy, Mr. Wei, Ms. Young and Ms. Williams, and Mr. Wei is the chairperson of the nominating and corporate governance committee.

A description of the compensation of the executive officers of Dragoneer and named executive officers of CCC before the consummation of the Transactions is set forth in sections titled “Information About Dragoneer—Executive Compensation and Director Compensation and Other Interests” and “CCC’s Executive and Director Compensation”, respectively, of the Proxy Statement/ Prospectus, which is incorporated herein by reference.

Following the Transactions, pursuant to New CCC’s non-employee director compensation policy, each non-employee director will receive a quarterly retainer of $15,000. Upon joining the board of directors of CCC, Ms. Schloss received a grant of options to purchase 500 shares of common stock of CCC with an exercise price equal to the fair market value of the common stock of CCC on the date of grant, 50% of which were time-vested options vesting in equal annual installments over the five-year period following the grant date, subject to the optionholder’s continued service with CCC or one of its subsidiaries through the applicable vesting date, and 50% of which were performance-vested options, vesting on the same terms as the performance-vested options for non-employee directors described above. The performance-vested options were deemed to vest at Closing as if the transaction had been an initial public offering.

Mr. Ingram was appointed to the board of directors of CCC as a non-employee director in October 2020, and Ms. Williams was appointed to the board of directors of CCC as a non-employee director in January 2021. In January

2021, directors Mr. Ingram and Ms. Williams were each granted time-vested options to purchase 500 shares of common stock of CCC vesting in equal annual installments over the five-year period following the grant date, subject to the optionholder’s continued service with CCC through the applicable vesting date.

Executive Officers

Following consummation of the Transactions, the following individuals were appointed to serve as executive officers of New CCC:

Name	Position
Githesh Ramamurthy	Chief Executive Officer and Chairman
Brian Herb	Executive Vice President, Chief Financial and Administrative Officer
Barrett Callaghan	Executive Vice President, Markets and Customer Success
Mary Jo Prigge	Executive Vice President, Chief Service Delivery Officer
Peter Morowski	Executive Vice President, Chief Technology Officer
Marc Fredman Shivani Govil	Senior Vice President, Chief Strategy Officer Senior Vice President, Chief Product Officer
Steven G. Puccinelli	Director
William Ingram	Director
David Yuan Eileen Schloss Teri Williams Christopher Egan Eric Wei Lauren Young	Director Director Director Director Director Director

Reference is made to the disclosure described in the section titled “Management of New CCC Following the Business Combination” of the Proxy Statement/Prospectus, which is incorporated herein by reference.

New CCC 2021 Equity Incentive Plan

At the special meeting of Dragoneer stockholders held on June 29, 2021, Dragoneer stockholders considered and approved New CCC 2021 Equity Incentive Plan (the “Incentive Equity Plan”). The Incentive Equity Plan allows New CCC to make equity and equity-based incentive awards to officers, employees, non-employee directors and consultants. The Dragoneer Board anticipates that providing such persons with a direct stake in New CCC will assure a closer alignment of the interests of such individuals with those of New CCC and its stockholders, thereby stimulating their efforts on New CCC’s behalf and strengthening their desire to remain with New CCC.

CCC has initially reserved 147,035,215 shares of Common Stock for the issuance under the Incentive Equity Plan (the “Initial Limit”), including 57,983,325 shares of Common Stock reserved for issuance upon the exercise of existing options. The Incentive Equity Plan provides that the number of shares reserved and available for issuance under the Incentive Equity Plan will automatically increase each January 1, beginning on January 1, 2022, by 5.0% of the outstanding number of shares of Common Stock on the immediately preceding December 31, or such lesser amount as determined by the Board (the “Annual Increase”). This limit is subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split or other similar change in New CCC’s capitalization. The maximum aggregate number of shares of Common Stock that may be issued upon exercise of incentive stock options under the Incentive Equity Plan Proposal shall not exceed the Initial Limit cumulatively increased on January 1, 2022 and on each January 1 thereafter by the Annual Increase or a lesser amount determined by the Board.

A more complete summary of the terms of the Incentive Equity Plan is set forth in the section titled “Incentive Equity Plan Proposal” of the Proxy Statement/Prospectus, which is incorporated herein by reference. That summary and the foregoing description of the Incentive Equity Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Incentive Equity Plan, which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Employment Agreements

The Company is party to employment agreements with each of its named executive officers: Githesh Ramamurthy, its Chief Executive Officer and Chairman, Brian Herb, its Executive Vice President, Chief Financial and Administrative Officer, and Barrett Callaghan, its Executive Vice President, Markets and Customer Success. The details of such agreements with Mr. Ramamurthy, Mr. Herb and Mr. Callaghan are described in the section titled “CCC’s Executive and Director Compensation—Executive Employment Arrangements,” which is incorporated herein by reference. That summary and the foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the text of the employment agreements, which are attached as Exhibits 10.13, 10.14 and 10.15 hereto and incorporated herein by reference.

Indemnification Agreements

As of the Closing Date, New CCC entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by New CCC of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New CCC or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, forms of which are filed herewith as Exhibits 10.16 and are each incorporated herein by reference.

A description of the compensation of the executive officers of Dragoneer and named executive officers of CCC before the consummation of the Transactions is set forth in the sections titled “Information About Dragoneer—Executive Compensation and Director Compensation and Other Interests” and “CCC’s Executive and Director Compensation”, respectively, of the Proxy Statement/ Prospectus, which is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, New CCC ceased to be a shell company upon the Closing. The material terms of the Transactions are described in the section entitled “Business Combination Proposal,” which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of CCC as of March 31, 2021 and for the three months ended March 31, 2021 and March 31, 2020 and the related notes are included in the Proxy Statement/Prospectus, and are incorporated herein by reference.

The audited consolidated financial statements of CCC as of and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, the related notes and report of independent registered public accounting firm are set forth in the Proxy Statement/Prospectus, and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Dragoneer as of and for the three months ended March 31, 2021 and the related notes are included in the Proxy Statement/Prospectus, and are incorporated herein by reference.

The audited consolidated financial statements of Dragoneer as of and for the period from July 3, 2020 (inception) to December 31, 2020, the related notes and report of independent registered public accounting firm are set forth in the Proxy Statement/Prospectus, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed financial information as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of February 2, 2021, by and among Dragoneer Growth Opportunities Corp., Chariot Opportunity Merger Sub, Inc., and Cypress Holdings, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

2.2	Amendment No. 1 to the Business Combination Agreement, dated as of April 22, 2020, by and among Dragoneer Growth Opportunities Corp., Chariot Opportunity Merger Sub, Inc., and Cypress Holdings, Inc. (incorporated by reference to Annex AA to the Proxy Statement/Prospectus).

3.1	Amended and Restated Memorandum and Articles of Association of Dragoneer (incorporated by reference to Annex B to the Proxy Statement/Prospectus).

3.2	Certificate of Incorporation of CCC Intelligent Solutions Holdings Inc..

3.3	Bylaws of CCC Intelligent Solutions Holdings Inc..

4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 filed by the Registrant on August 11, 2020).

4.2	Specimen Ordinary Share Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 filed by the Registrant on August 11, 2020).

4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed by the Registrant on August 11, 2020).

4.4	Certificate of Corporate Domestication of Dragoneer.

4.5	Warrant Agreement between Continental Stock Transfer & Trust Company and Dragoneer Growth Opportunities Corp., dated August 13, 2020 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Registrant on August 19, 2020).

10.1	Form of Subscription Agreement (incorporated by reference to Annex E to the Proxy Statement/Prospectus).

10.2	Form of CCC Shareholder Transaction Support Agreement (incorporated by reference to Annex F to the Proxy Statement/Prospectus).

10.3	Form of Dragoneer Shareholder Transaction Support Agreement (incorporated by reference to Annex G to the Proxy Statement/Prospectus).

10.4	Sponsor Letter Agreement, dated as of February 3, 2021 by and among Dragoneer Growth Opportunities Holding, certain other holders set forth on Schedule I thereto, Dragoneer Growth Opportunities Corp. and Cypress Holdings, Inc. (incorporated by reference to Annex H to the Proxy Statement/Prospectus).

10.5	Shareholder Rights Agreement (incorporated by reference to Annex I to the Proxy Statement/Prospectus).

10.6	Form of New CCC 2021 Equity Incentive Plan (incorporated by reference to Annex J to the Proxy Statement/Prospectus).

10.7	Forward Purchase Agreement, dated as of July 24, 2020, by and between Dragoneer and Willett Advisors LLC (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 filed by the Registrant on August 11, 2020).

10.8	Forward Purchase Agreement, dated as of August 12, 2020, by and between Dragoneer Growth Opportunities Corp. and Dragoneer Funding LLC (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by the Registrant on August 19, 2020).

10.9	Promissory Note, dated January 19, 2021, issued by Dragoneer Growth Opportunities Corp. to Dragoneer Growth Opportunities Holdings (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on January 22, 2021).

10.10	First Amendment to the First Lien Credit Agreement, dated as of April 27, 2017, by and among CCC Information Services Inc. (as successor by merger to Cypress Intermediate Holdings III, Inc.), as borrower, Cypress Intermediate Holdings II, Inc., as Holdings, Jefferies Finance LLC, as administrative agent, and the lenders and other parties from time to time party thereto (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by the Registrant on March 29, 2021).

10.11	Form of New CCC 2021 Employee Stock Purchase Plan (incorporated by reference to Annex K to the Proxy Statement/Prospectus).

10.12†	Employment Agreement, dated April 27, 2017, by and between CCC Information Services Inc. (as successor by merger to Cypress Intermediate Holdings II, Inc.) and Githesh Ramamurthy (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 filed by the Registrant on March 29, 2021).

10.13	Employment Agreement, dated April 27, 2017, by and between CCC Information Services Inc. (as successor by merger to Cypress Intermediate Holdings III, Inc.) and Barrett J. Callaghan (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed by the Registrant on March 29, 2021).

10.15	Employment Agreement, dated January 8, 2020, by and between CCC Information Services Inc. and Brian Herb (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed by the Registrant on March 29, 2021).

10.16	Form of Indemnification Agreement.

99.1	Unaudited Pro Forma Condensed Combined Financial Information

*

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

†

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(10). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC Intelligent Solutions Holdings Inc.

By:	/s/ Brian Herb
Name:	Brian Herb
Title:	Executive Vice President, Chief Financial and Administrative Officer

Date: August 5, 2021